ENDOWMENTS

INVESTMENTS FOR NONPROFIT INSTITUTIONS

SEMI-ANNUAL REPORT

For the Six Months Ended
January 31, 1999

Capital Research and Management Company

SIX-MONTH TOTAL RETURNS  (8/1/98 - 1/31/99)

                 STANDARD &

GROWTH           POOR'S             LIPPER GROWTH                       LEHMAN BROTHERS       LIPPER

AND INCOME       500 COMPOSITE      & INCOME FUNDS       BOND           AGGREGATE BOND        A-RATED BOND

PORTFOLIO        INDEX              INDEX                PORTFOLIO      INDEX                 FUNDS AVERAGE



+5.9%            +15.0%             +5.3%                +4.3%          +5.1%                 +4.3%




The indexes are unmanaged.

ENDOWMENTS is managed by Capital Research and Management Company, which also manages the 28 funds in The American Funds Group.(r) Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

GROWTH AND INCOME PORTFOLIO (ENDI) seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

BOND PORTFOLIO (BENDI) seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1998 (the most recent calendar quarter): ENDI - 10 years: +306.25%, or +15.05% a year; 5 years:
+119.28%, or +17.00% a year; 12 months: +11.28%. BENDI -10 years: +137.76%, or
+9.05% a year; 5 years: +34.85%, or +6.16% a year; 12 months: +7.47%.

BENDI's 30-day yield as of February 28, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 5.88%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

DEAR SHAREHOLDER:

The first half of fiscal 1999 - the six months ended January 31 - saw extraordinary volatility in the stock and bond markets. In this environment, both the Growth and Income Portfolio (ENDI) and the Bond Portfolio (BENDI) generated favorable returns while paying careful attention to risk.

GROWTH AND INCOME PORTFOLIO (ENDI):

When the fiscal year began on August 1, stock prices were spiraling downward. During the six weeks ended August 31, the drop amounted to nearly 20% for the unmanaged Standard & Poor's 500 Composite Index, a closely watched measure of the U.S. equity market.* This decline was sparked by fears of a global economic meltdown following Russia's decision to devalue the ruble and by concern that valuations, especially among the fastest rising stocks, might at last be reaching unsustainable levels.

*All percentage gain/loss figures include reinvestment of distributions.

Subsequently, those fears and doubts subsided in the minds of many investors. The U.S. Federal Reserve, in concert with European central banks, took action to cut interest rates and ease credit, and the S&P 500 promptly rebounded with a vengeance. By the end of the fiscal half-year, it was up almost 35% from its summer low. The index closed January 31 with a six-month gain of 15.0%.

Approximately half of this increase came from about a dozen large-capitalization stocks that resumed their upward climb after the summer selloff. Because the S&P 500 is weighted by size, these high-flying issues - some of which pay no dividends and therefore are not appropriate for the fund - had a strong impact on the index's results. Many stocks in the S&P 500 actually posted only modest six-month gains, and quite a few others went down.

This bias toward low- or no-dividend large-capitalization stocks continued to create a difficult environment for active managers to even match the S&P 500. The Lipper Growth & Income Funds Index, which tracks the 30 largest funds in this category, showed a gain of just 5.3% from July 31 through January 31. That index trailed the S&P 500 by an unusually wide margin during this period.

ENDI recorded an advance of 5.9% for the fiscal half-year. Nearly all of the increase came in September, October and November. In the down month of August, the fund demonstrated greater resilience than the S&P 500 before falling behind as the market turned up.

Our results historically have followed a somewhat similar pattern - holding their ground comparatively well during downturns while frequently lagging the index on the upside. The fund's defensive characteristics have contributed to its ability to provide satisfactory results through the years while showing less severe fluctuations than the index. Since Capital Research and Management Company became investment adviser in 1975, ENDI has been about 20% less volatile than the S&P 500, based on standard deviation, a widely used measure of volatility. During this lengthy span, the fund reported positive results in 22 of 23 calendar years(+) while generating an average annual compound return of 14.9% compared with 16.2% for the S&P 500.

(+)The only calendar year in which ENDI declined was 1977, when it went down 1.0% on a total return basis.

In the first half of fiscal 1999, ENDI benefited from investments in companies producing food, beverages and other consumer nondurables. Anheuser-Busch, Imperial Tobacco and General Mills all posted increases in the 30%-40% range. Merger and acquisition activity also had a beneficial impact on results. Three holdings that did very well partly because they were involved in possible acquisitions during the period were American Stores, Union Camp and Ameritech. These stocks rose 56%, 45% and 32%, respectively.

ENDI's six-month results were held down by disappointing performances among energy stocks. Frankly, we were surprised at the extent of the decline in oil prices - a development that had a profoundly negative impact on earnings and share prices in that industry. Five oil-related investments that fared poorly were K N Energy (-40%), Kerr-McGee (-34%), Schlumberger (-21%), Ultramar Diamond Shamrock (-16%) and Atlantic Richfield (-15%).

ENDI's holdings of interest-bearing cash equivalents amounted to 20% of net assets on January 31, about the same as at the start of the period. Typically, our cash position will not exceed that figure. During the course of the six months, it dipped into the middle teens as we responded to the weakness in prices and increased our exposure to stocks. Then, as the market rallied, we trimmed back several of our equity holdings.

During the period of price weakness, our purchases were mainly shares of quality companies that had been dragged down during the general selloff and commodity-related issues that were depressed because of deterioration in raw materials prices. In our view, shares of well-managed firms in chemicals and other raw materials industries currently represent excellent long-term values.

Given the rather frothy nature of the market recently, we have felt that holding a reserve of cash equivalents has been prudent. We have not altered our value-oriented approach to investing and firmly believe that in due course stock prices once again will be driven primarily by corporate earnings.

BOND PORTFOLIO (BENDI):

When interest rates decline and bond prices rise, it is often interpreted as a sign that all is well in the world of fixed-income investing. However, all was not well during the first half of BENDI's fiscal year. Despite declining rates and rising prices for benchmark U.S. Treasury issues, it was a difficult period in the fixed-income markets.

Russia's decision in August to devalue its currency and default on several debt issues produced a great deal of global turmoil, as did the near-collapse a month later of a Wall Street hedge fund with substantial investments in fixed-income securities. The situation improved in the fall of 1998 after the Federal Reserve lowered short-term interest rates three times and pumped additional liquidity into the economy and the financial markets.

During the first part of the fiscal period, jittery investors seeking safety flocked to Treasury issues. Meanwhile, most of the rest of the fixed-income market did not fully reflect the decline in Treasury rates. In fact, yields on a number of bonds actually rose while Treasury rates were falling. This was true of both high- and low-quality issues.

BENDI was helped during the half-year by its Treasury holdings. On the other hand, some of our positions in investment-grade corporate bonds, mortgage-backed issues and other areas of the market that provide relatively more attractive yields suffered early in the period before firming up later on.

Assuming reinvestment of dividends totaling 48 cents a share, BENDI generated a total return of 4.3% for the six months. This matched the return recorded by the average of 161 corporate A-rated bond funds tracked by Lipper, Inc., but trailed the 5.1% return for the unmanaged Lehman Brothers Aggregate Bond Index.

A closer look at the results reveals that when investors were buying Treasury securities aggressively, BENDI lagged the Lehman Brothers Aggregate Bond Index; from August through October, the fund's total return was just 1.8% versus 3.5% for the index. However, from November through January, when corporate bonds and other parts of the market that did poorly during the early fall bounced back, BENDI showed a three-month return of 2.5%, nine-tenths of a percentage point above the index.

Over the 23-1/2 years that Capital Research has been investment manager, BENDI produced an average annual total return of 9.7% compared with 9.8% for the Lehman Brothers Aggregate Bond Index and 9.6% for the average of 17 A-rated bond funds in existence throughout this time, according to Lipper.

During the half-year, we took advantage of the yield spread between Treasury and corporate issues. We sold a portion of BENDI's Treasury holdings and bought AAA-rated mortgage-backed securities and high-quality corporate bonds that we felt were attractively priced. The portfolio's average maturity lengthened to
9.7 years on January 31 from 8.6 years on July 31, 1998. Our holdings of Treasury securities were reduced to 23% of the portfolio from 39% during the period. Meantime, the percentage of government agency bonds rose from 11% to 18%. Total U.S. government securities represented 41% of net assets on January 31, down from 49% on July 31.

Total corporate bonds (which include a few non-U.S. issues) increased to 52% of net assets from 40% six months ago. The balance of the portfolio was held primarily in the form of cash equivalents. We believe that our mix of government, mortgage-related and corporate securities represents a conservative investment posture that is appropriate for our shareholders.

Barring any further shocks to the financial system of the magnitude experienced over these past six months, we look for somewhat calmer conditions in the period ahead. We would not be surprised to see slightly higher interest rates and a further narrowing of the spreads between Treasuries and the yields on high-grade corporate debt. The evidence is inconclusive, but there are signs that economic growth could remain quite strong.

We welcome your comments and questions and look forward to reporting to you again in another six months.

Cordially,

/s/Robert B. Egleston    /s/Frank L. Ellsworth
Robert B. Egelston       Frank L. Ellsworth
Chairman of the Board    President

March 15, 1999

Growth and Income Porfolio
Investment Portfolio January 31, 1999
Unaudited                                                                                   Percent
                                                                                             Of Net
INDUSTRY DIVERSIFICATION                                                                     Assets
-----------------------------------------------------------------                           --------
EQUITY SECURITES
Utiltities: Electric & Gas                                                                    8.40%
Chemicals                                                                                       7.10
Health & Personal Care                                                                          6.45
Banking                                                                                         6.24
Energy Sources                                                                                  5.66
Real Estate                                                                                     5.29
Insurance                                                                                       4.72
Forest Products & Paper                                                                         4.04
Beverages & Tobacco                                                                             3.97
Broadcasting & Publishing                                                                       3.53
Merchandising                                                                                   3.38
Food & Household Products                                                                       2.71
Industrial Components                                                                           2.61
Machinery & Engineering                                                                         1.75
Business & Public Services                                                                      1.40
Data Processing & Reproduction                                                                  1.39
Recreation, Other Consumer Products                                                             1.37
Telecommunications                                                                              1.37
Metals: Steel                                                                                   1.35
Metals: Nonferrous                                                                              1.30
Transportation: Rail & Road                                                                     1.22
Aerospace & Military Technology                                                                 1.15
Electrical & Electronics                                                                        1.09
Electronic Components                                                                           1.08
Energy Equipment                                                                                1.06
                                                                                            --------
                                                                                               79.63
Short-Term Securities                                                                          20.16
Excess of cash and receivables over payables                                                    0.21
                                                                                            --------
Net Assets                                                                                  100.00%

                                                                                            Percent
                                                                                             Of Net
TEN LARGEST HOLDINGS                                                                         Assets
-----------------------------------------------------------------                           --------
Houston Industries  (ACES)*                                                                   2.36%
Glaxo Wellcome                                                                                  2.26
J.C. Penney                                                                                     2.17
Atlantic Richfield                                                                              2.16
Huntington Bancshares                                                                           1.91
GPU                                                                                             1.89
General Mills                                                                                   1.86
Morton International                                                                            1.72
Kimberly-Clark                                                                                  1.66
Orion Captial                                                                                   1.58
                                                                                            --------
* Security is convertible into Time Warner shares.                                           19.57%
                                                                                              =====

                                                                                     Market Percent
EQUITY SECURITIES                                                     Shares          Value  of Net
(common and preferred stocks)                                                                Assets
-----------------------------------------------------------------    --------      -------- --------
ENERGY
Energy Sources  -  5.66%
Atlantic Richfield Co.                                                  17,000     $975,375   2.16%
BP Amoco PLC (formerly Amoco Corp.)  (ADS) (United Kingdom)              3,970       322,066    0.71
Conoco Inc., Class A                                                    13,000       259,188    0.58
Kerr-McGee Corp.                                                        10,000       339,375    0.75
Ultramar Diamond Shamrock Corp.                                         30,000       660,000    1.46
Utiltities: Electric & Gas  -  8.40%
Ameren Corp.                                                            10,000       392,500    0.87
BEC Energy                                                              15,000       573,750    1.27
DPL Inc.                                                                30,000       568,125    1.26
GPU, Inc.                                                               20,000       852,500    1.89
K N Energy, Inc.                                                        20,000       395,000    0.88
Scottish and Southern Energy PLC (formerly Southern                     30,000       341,165    0.76
Electric PLC) (United Kingdom)
Williams Companies, Inc.                                                20,000       660,000    1.47
                                                                                 ---------- ----------
                                                                                   6,339,044   14.06
                                                                                 ---------- ----------
MATERIALS
Chemicals  -  7.10%
Dow Chemical Co.                                                         4,000       352,250    0.78
International Flavors & Fragrances Inc.                                 15,000       654,375    1.45
Monsanto Co.                                                            10,000       475,625    1.06
Morton International, Inc.                                              30,000       776,250    1.72
Praxair, Inc.                                                           15,000       484,688    1.07
Witco Corp.                                                             30,000       461,250    1.02
Forest Products and Paper  -  4.04%
Georgia-Pacific Corp., Georgia-Pacific Group                             5,000       322,500
Georgia-Pacific Corp., Timber Group                                     15,000       337,500    1.47
Union Camp Corp.                                                        10,000       616,875    1.37
Weyerhaeuser Co.                                                        10,000       541,250    1.20
Metals: Nonferrous  -  1.30%
Alcoa Inc. (formerly Aluminum Co. of America)                            7,000       585,375    1.30
Metals: Steel  -  1.35%
Allegheny Teledyne Inc.                                                 30,000       607,500    1.35
                                                                                 ---------- ----------
                                                                                   6,215,438   13.79
                                                                                 ---------- ----------
CAPITAL EQUIPMENT
Aerospace & Military Technology  -  1.15%
Boeing Co.                                                              15,000       518,438    1.15
Data Processing & Reproduction  -  1.39%
Hewlett-Packard Co.                                                      8,000       627,000    1.39
Electrical & Electronics  -  1.09%
Nokia Corp., Class A (ADR) (Finland)                                     3,400       489,600    1.09
Electronic Components  -  1.08%
Corning Inc.                                                            10,000       487,500    1.08
Energy Equipment  -  1.06%
Schlumberger Ltd. (Netherlands Antilles)                                10,000       476,250    1.06
Industrial Components  -  2.61%
Eaton Corp.                                                             10,000       696,250    1.55
Genuine Parts Co.                                                       15,000       478,125    1.06
Machinery & Engineering  -  1.75%
Caterpillar Inc.                                                         7,000       303,188    0.67
Deere & Co.                                                             15,000       488,437    1.08
                                                                                 ---------- ----------
                                                                                   4,564,788   10.13
                                                                                 ---------- ----------
CONSUMER GOODS
Beverages & Tobacco  -  3.97%
Anheuser-Busch Companies, Inc.                                           5,000       353,438    0.78
Imperial Tobacco Ltd. (United Kingdom)                                  35,000       402,278    0.89
Philip Morris Companies Inc.                                            10,000       470,000    1.04
Seagram Co. Ltd. (Canada)                                               12,000       568,500    1.26
Food & Household Products  -  2.71%
General Mills, Inc.                                                     10,000       839,375    1.86
Sara Lee Corp.                                                          15,000       382,500    0.85
Health & Personal Care  -  6.45%
Avon Products, Inc.                                                     15,000       554,063    1.23
Glaxo Wellcome PLC (ADR) (United Kingdom)                               15,000     1,018,125    2.26
Kimberly-Clark Corp.                                                    15,000       747,188    1.66
Merck & Co., Inc.                                                        4,000       586,999    1.30
Recreation, Other Consumer Products  -  1.37%
Pennzoil-Quaker State Co.                                               40,000       615,000    1.37
                                                                                 ---------- ----------
                                                                                   6,537,466   14.50
                                                                                 ---------- ----------
SERVICES
Broadcasting & Publishing  -  3.53%
Gannett Co., Inc.                                                        8,000       526,500    1.17
Houston Industries Inc. 7.00% Automatic Common Exchange Securities      10,000     1,063,750    2.36
 convertible preferred 2000(1)
Business & Public Services  -  1.40%
Browning-Ferris Industries, Inc.                                        10,000       275,000    0.61
United HealthCare Corp.                                                  8,000       358,000    0.79
Merchandising  -  3.38%
American Stores Co.                                                     15,000       543,750    1.21
J.C. Penney Co., Inc.                                                   25,000       979,688    2.17
Telecommunications  -  1.37%
Ameritech Corp.                                                          7,400       481,925    1.07
GTE Corp.                                                                2,000       135,000    0.30
Transportation: Rail & Road  -  1.22%
Norfolk Southern Corp.                                                  20,000       551,250    1.22
                                                                                 ---------- ----------
                                                                                   4,914,863   10.90
                                                                                 ---------- ----------
FINANCE
Banking  -  6.24%
Bankers Trust Corp.                                                      5,000       435,000    0.97
Bank of Tokyo-Mitsubishi, Ltd. (ADR) (Japan)                            25,000       301,563    0.67
Fulton Financial Corp.                                                  25,000       514,063    1.14
Huntington Bancshares Inc.                                              27,709       862,443    1.91
Wells Fargo & Co.                                                       20,000       698,749    1.55
Insurance  -  4.72%
Aetna Inc.                                                               5,000       450,625    1.00
Orion Capital Corp.                                                     20,000       712,500    1.58
Royal & Sun Alliance Insurance Group PLC (United Kingdom)               40,000       303,867    0.68
Trenwick Group Inc.                                                     20,000       660,000    1.46
Real Estate  -  5.29%
Apartment Investment and Management Co., Class A                        10,000       373,750    0.83
Archstone Communities Trust                                             34,285       670,700    1.49
Boston Properties, Inc.                                                 15,000       487,500    1.08
CCA Prison Realty Trust                                                 25,000       512,500    1.14
Spieker Properties, Inc.                                                10,000       339,997    0.75
                                                                                 ---------- ----------
                                                                                   7,323,257   16.25
                                                                                 ---------- ----------

TOTAL EQUITY-TYPE SECURITIES  (cost: $35,348,038)                                 35,894,856   79.63
                                                                                 ---------- ----------

SHORT-TERM SECURITIES
Corporate Short-Term Notes - 20.16%
A. I. Credit Corp. 4.82% due 2/8/99                                      1,300     1,298,608    2.88
Coca Cola Co. 4.80% due 2/4/99                                           1,300     1,299,307    2.88
Emerson Electric Co. 4.78% due 2/24/99                                     400       398,725    0.88
Ford Motor Credit Co. 5.21% due 2/10/99                                  1,000       998,553    2.22
General Electric Capital Corp. 4.81% due 2/1/99                            900       899,880    2.00
Monsanto Co. 5.15% due 2/12/99(2)                                        1,000       998,297    2.21
PepsiCo, Inc. 4.83% due 2/12/99                                          1,000       998,390    2.21
Proctor & Gamble Co. 4.78% due 2/19/99                                   1,200     1,196,973    2.66
St. Paul Companies, Inc. 4.80% due 2/8/99(2)                             1,000       998,932    2.22
                                                                                 ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $9,087,651)                                     9,087,665   20.16
                                                                                 ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $44,435,689)                                   44,982,521   99.79
Excess of cash and receivables over payables                                          95,510    0.21
                                                                                 ---------- ----------
NET ASSETS                                                                      $45,078,031 100.00%
                                                                                    =======  ======


(1)  Security is convertible into Time Warner shares.
(2)  Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers resale to the public may require registration.

ADR = American Depositary Receipts
ADS = American Depositary Shares

See Notes to Financial Statements


Equity securities added
to the portfolio since July 31, 1998

Bankers Trust
BEC Energy
Boeing
Conoco
Deere & Co.
GTE
Monsanto
Orion Capital
Sara Lee
Seagram
United HealthCare

Equity securities eliminated
to the portfolio since July 31, 1998

Eliminated:
AT&T
Avery Dennison
Cendant (convertible debentures)
Chrsyler
Electronic Data Systems
First Financial Bancorp.
General Re
Texaco

Bond Portfolio
INVESTMENTS PORTFOLIO, January 31, 1999
Unaudited
                                                                               Shares or   Market Percent
                                                                               Principal    Value  Of Net
                                                                                   (000)           Assets
                                                                                 ------- ---------  -----
BONDS, NOTES & PREFERRED STOCKS

Industrials - 10.69%
BHP Finance Ltd. 8.50% 2012                                                         $145 $165,955   0.55%
Clear Channel Communications, Inc. 7.25% 2027                                         250 258,160     0.86
Columbia/HCA Healthcare Corp. 8.85% 2007                                              125  135,098    0.45
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                          250  293,408
 8.875% 2017                                                                          250  317,495    2.03
Ford Motor Credit Co. 5.80% 2009                                                      150  150,524    0.50
Hutchison Whampoa Finance Ltd., Series D, 6.988% 2037 (1)                             300  275,862    0.92
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                                   200  157,000    0.52
Inco Ltd. 9.60% 2022                                                                  700  789,439    2.63
Petrozuata Finance, Inc., Series A, 7.63% 2009 (1)                                    250  198,345    0.66
Scotia Pacific Co. LLC, Timber Collateralized Notes:
 Class A-1, 6.55% 2028 (1)                                                            250  245,373
 Class A-3, 7.71% 2028 (1)                                                            250  225,113    1.57
                                                                                         ------------------
                                                                                         3,211,772   10.69
                                                                                         ------------------

Electric Utilities - .57%
Israel Electric Corp. Ltd. 7.75% 2027 (1)                                             175  171,364    0.57
                                                                                         ------------------

Multi-Industry - 1.97%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed
 perpetual capital securities (1)                                          10,000 shares   175,000    0.58
Wharf International Finance Ltd., Series A, 7.625% 2007                             $500   418,990    1.39
                                                                                         ------------------
                                                                                           593,990    1.97
                                                                                         ------------------
Telecommunications - 2.78%
Bell Atlantic Financial Services, Inc. 5.75% 2003 (1)                                 250  265,625
Bell Atlantic Financial Services, Inc., Senior Exchangeable Notes, 4.25%              150  172,875    1.46
 convertible debentures 2005(1)
Sprint Capital Corp. 6.875% 2028                                                      375  397,073    1.32
                                                                                         ------------------
                                                                                           835,573    2.78
                                                                                         ------------------

Transportation - 9.69%
Airplanes Pass Through Trust, pass-through certificates, Series 1,                    9771,026,270    3.42
 Class C, 8.15%  2019 (2)
Canadian National Railway Co. 6.45% 2036                                              250  258,023    0.86
Continental Airlines, Inc., pass-through certificates, Series 1998-3,                 125  127,221    0.42
 Class A-2, 6.32% 2008
Jet Equipment Trust, Series 1994-A, 11.79% 2013 (1)                                   7501,027,838    3.42
USAir, Inc., Enhanced Equipment Notes, Class B, 7.50% 2009 (2)                        464  471,945    1.57
                                                                                         ------------------
                                                                                         2,911,297    9.69
                                                                                         ------------------

Financials - 11.91%
Abbey National PLC 6.70% (undated)                                                    250  248,110    0.83
AT&T Capital Corp. 6.60% 2005                                                         500  479,815    1.60
Barnett Capital I 8.06% 2026                                                          500  562,205    1.87
BNP US Funding LLC, Series A, 7.738% noncumulative preferred (1)(3)                   500  481,805    1.60
Chase Capital I, Capital Securities, Series A, 7.67% 2026                             250  270,885    0.90
Household Finance Corp. 6.40% 2008                                                    250  259,030    0.86
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (1)            250  198,383    0.66
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                     300  308,211    1.03
NB Capital Corp. 8.35% exchangeable depositary shares                      10,000 shares   260,620    0.87
SocGen Real Estate Co. LLC, Series A, 7.64%/8.406% (undated) (1)(4)                 $250   230,733    0.77
Washington Mutual Capital I Subordinated Capital Income Securities
 8.375% 2027                                                                          250  274,429    0.92
                                                                                         ------------------
                                                                                         3,574,226   11.91
                                                                                         ------------------

Real Estate - 1.96%
Irvine Co. 7.46% 2006  (1)(5)                                                         500  466,410    1.55
ProLogis Trust 7.05% 2006                                                             125  122,448    0.41
                                                                                         ------------------
                                                                                           588,858    1.96
                                                                                         ------------------

Collaterized Mortgage/Asset-Backed Obligations(2) - 12.08%
Asset-Backed Securities Investment Trust, Series 1997-D, Class A, 6.79% 20             38   37,678    0.13
Chase Commercial Mortgage Securities Corp., pass-through certificates,                250  259,675    0.86
 Series 1998-2, Class A-2, 6.39% 2030
CS First Boston Mortgage Securities Corp., Mortgage Pass-Through Certifica            240  246,497    0.82
 Series 1998-C1, Class A-1A, 6.26% 2040
First Consumers Master Trust, Series 1999-A, Class A, 5.80% 2005                      250  249,825    0.83
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,                            125  133,038    0.44
 Class A3, 6.869% 2007
GS Mortgage Securities Corp II:
 Series 1998-C1, Class D, 7.45% 2030                                                  250  240,075
 Series 1998-C1, Class E, 7.45% 2030                                                  250  227,725    1.56
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured Housing Contra            191  193,532    0.64
 Series 1995-C2,Class A-1, 7.325% 2021(3)
Morgan Stanley Capital I Inc.:
 Series 1998-1, Class A-5, 6.75% 2013                                                 216  214,548
 Series 1998-HF2, Class A-2, 6.48% 2030                                               500  521,650    2.45
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                 236  239,672    0.80
Norwest Asset Securities Corp., Series 1998-31, Class A-1, 6.25% 2014                 249  249,548    0.83
Sears Credit Account Master Trust II, Series 1998-2, Class A, 5.25% 2008              250  244,688    0.82
Structured Asset Securities Corp.:
 Series 1998-RF2, Class A, 8.572% 2022                                                363  389,022
 Series 1996-CFL, Class A2A, 7.75% 2028                                               181  180,983    1.90
                                                                                         ------------------
                                                                                         3,628,156   12.08
                                                                                         ------------------

Governments (excluding U.S. Government)
& Governmental Authorities - 3.64%
Quebec (Province of) 13.25% 2014                                                    1,0001,091,960    3.64
                                                                                         ------------------

Federal Agency Obligations - Mortgage Pass-Throughs(2) - 18.01%
Fannie Mae:
 9.00% 2020                                                                           164  173,837
 7.00% 2026                                                                           474  484,733    3.45
 6.089% 2033                                                                          376  378,141
Freddie Mac:
 8.75% 2008                                                                            76   80,291
 12.50% 2019                                                                           36   41,221    1.52
 9.00% 2020                                                                            81   86,406
 6.00% 2029                                                                           250  247,500
Government National Mortgage Assn.:
 8.50% 2008                                                                           243  259,152
 10.00% 2019                                                                          243  263,396
 7.00% 2023                                                                           238  243,908
 7.50% 2023                                                                           219  226,169
 8.00% 2023                                                                           433  451,413   13.04
 6.875% 2024 (3)                                                                      456  462,220
 7.00% 2024 (3)                                                                       427  433,250
 7.00% 2024                                                                           406  416,011
 7.50% 2024                                                                           439  453,854
 7.00% 2025                                                                           690  706,930
                                                                                         ------------------
                                                                                         5,408,432   18.01
                                                                                         ------------------


U.S. Treasury Obligations - 22.55%
 11.625% November 2002                                                                500  618,750
 11.625% November 2004                                                              1,0501,410,612   22.55
 10.375% November 2012                                                              1,8252,515,360
 8.875% August 2017                                                                 1,5752,228,373
                                                                                         ------------------
                                                                                         6,773,095   22.55
                                                                                         ------------------

TOTAL BONDS, NOTES & PREFERRED STOCKS (cost: $28,654,887)                                28,788,72   95.85
                                                                                         ------------------
SHORT TERM SECURITIES
Corporate Short-Term Notes - 3.32%
Eastman Kodak  4.78% due 3/18/99                                                      500  496,946    1.65
PepsiCo, Inc. 4.83% due 2/12/99                                                       500  499,195    1.67
                                                                                         ------------------
TOTAL SHORT TERM SECURITIES  (cost: $996,141)                                              996,141    3.32
                                                                                         ------------------


TOTAL INVESTMENTS SECURITIES (cost: $29,651,028)                                         29,784,86   99.17
Excess of cash over payable and receivables                                                249,278    0.83
                                                                                         ------------------

NET ASSETS                                                                               $30,034,1100.00%
                                                                                         ------------------
                                                                                         ------------------


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter that the stated maturities.
(3) Coupon rates may change periodically.
(4) Step bond; coupon rate will increase at a later date.
(5) Valued under procedures established by the Board of Trustees.


See Notes to Financial Statements

Endowments
Financial Statements
Unaudited

Statement of Assets and Liabilities                                    Growth        Bond
at January 31, 1999                                                and Income    Portfolio
                                                                    Portfolio
Assets:
Investment securities at market
 (cost: $44,435,689 and 29,651,028, respectively)                 $44,982,521  $29,784,864
Cash                                                                   65,908      322,473
Receivables for-
 Sales of investments                                                      $0
 Sales of investments                                                  87,288        2,769
 Sales of fund's shares                                                     -       10,000
 Dividends and accrued interest                                        72,933      423,087
 Reimbursement of expenses from
  investment adviser                                                        -        2,293
                                                                 ------------ ------------
 Total Assets                                                      45,208,650   30,545,486
                                                                 ------------ ------------
Liabilities:
Payables for -
 Purchases of investments                                             100,770      497,214
 Management services                                                   15,594            -
 Accrued expenses                                                      14,255       14,130
                                                                 ------------ ------------
 Total Liabilities                                                    130,619      511,344
                                                                 ------------ ------------
Net Assets at January 31, 1999                                    $45,078,031  $30,034,142
                                                                ============= =============

Shares outstanding(1)                                               3,572,348    1,748,039
Net asset value per share                                              $12.62       $17.18

(1)Shares of beneficial interest issued and outstanding;
unlimited shares authorized.
See Notes to Financial Statements

Endowments
Financial Statements
Unaudited

Statement of Operations                                                Growth         Bond
for the six months ended January 31, 1999                          and Income    Portfolio
                                                                    Portfolio

Investment Income:
Income:
 Dividends                                                         $  541,687    $  27,012
 Interest                                                             271,461   $1,090,734
                                                                 ------------ ------------
  Total Income                                                        813,148    1,117,746
                                                                 ------------ ------------
Expenses:
 Management services fee                                              115,415       73,940
 Reports to shareholders                                                7,597        7,597
 Registration statement and prospectus                                  7,630        1,000
 Postage, stationery, and supplies                                      3,737        3,737
 Auditing fees                                                         18,978       15,252
 Legal fees                                                            17,784       20,481
 Custodian fee                                                            554          273
 Taxes other than federal income tax                                    3,284       13,500
 Other expenses                                                        21,156       19,402
                                                                 ------------ ------------
  Total expenses before reimbursement                                 196,135      155,182
   Reimbursement of expenses                                           23,013       44,272
                                                                 ------------ ------------
  Net Expenses                                                        173,122      110,910
                                                                 ------------ ------------
Net investment income                                                 640,026    1,006,836
                                                                 ------------ ------------
Realized Gain and Change from Unrealized Depreciation
 to Unrealized Appreciation on Investments:

Net realized gain                                                   1,029,689       83,277
Net change from unrealized depreciation to
  unrealized appeciation on investments                             1,071,783      161,579
                                                                 ------------ ------------
 Net realized gain and change from unrealized
  depreciation to unrealized appreciation                           2,101,472      244,856
  on investments                                                 ------------ ------------

Net Increase in Net Assets Resulting
 from Operations                                                  $ 2,741,498  $ 1,251,692
                                                                ============= =============

GROWTH AND INCOME PORTFOLIO
Financial Statements
Statement of Changes in Net Assets
                                                                   Six Months
                                                                        Ended   Year Ended
                                                                   1/31/1999*    7/31/1998
Operations:
Net investment income                                            $    640,026 $    1,259,18
Net realized gain on investments                                    1,029,689   13,791,367
Net unrealized appreciation (depreciation)
 on investments                                                     1,071,783  (10,940,194)
                                                                 ------------ ------------
 Net increase in net assets resulting
  from operations                                                   2,741,498    4,110,353
                                                                ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                 (641,051)  (1,382,106)
Distributions from net realized
 gain on investments                                                        0  (26,584,691)
                                                                ------------- -------------
 Total dividends and distributions                                   (641,051) (27,966,797)
                                                                ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 272,944 and 180,191
 shares, respectively                                               3,279,767    3,165,176
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 39,140 and 1,930,591 shares,
 respectively                                                         462,824   27,173,082
Cost of shares repurchased:
 308,844 and 647,743
 shares, respectively                                              (3,905,907) (11,068,403)
                                                                ------------- -------------
 Net (decrease) increase in net assets
  resulting from capital share transactions                          (163,316)  19,269,855
                                                                ------------- -------------
Total Increase (Decrease) in Net Assets                             1,937,131   (4,586,589)

Net Assets:
Beginning of period                                                43,140,900   47,727,489
                                                                ------------- -------------
End of period (including undistributed
 net investment income: $(1,025) and
 $0, respectively)                                                $45,078,031 $ 43,140,900
                                                                ============= =============
*Unaudited

See Notes to Financial Statements

BOND PORTFOLIO
Financial Statements
Statement of Changes in Net Assets

                                                             Six months ended   Year ended
                                                                   1/31/1999*       7/31/98
Operations:
Net investment income                                             $ 1,006,836  $ 2,122,993
Net realized gain on investments                                       83,277      543,139
Net unrealized appreciation (depreciation) on
 investments                                                          161,579     (653,265)
                                                             ---------------- ------------
 Net increase in net assets resulting
  from operations                                                   1,251,692    2,012,867
                                                             ---------------- ------------
Dividends Paid to
 Shareholders:
Dividends from net investment income                                 (827,574)  (2,405,442)
                                                             ---------------- ------------
Capital Share Transactions:
Proceeds from shares sold:
 66,684 and 129,544
 shares, respectively                                               1,142,996    2,202,671
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 20,767 and 57,517 shares,
 respectively                                                         354,627      968,653
Cost of shares repurchased:
 56,678 and 393,839
 shares, respectively                                                (967,001)  (6,732,042)
                                                             ---------------- ------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                                     530,622   (3,560,718)
                                                             ---------------- ------------
Total Increase (Decrease) in Net Assets                               954,740   (3,953,293)
Net Assets:
Beginning of period                                                29,079,402   33,032,695
                                                             ---------------- ------------
End of period (including undistributed
 net investment income:  $179,262 and
 $0, respectively)                                                $30,034,142  $29,079,402
                                                             ================  ===========
*Unaudited

See Notes to Financial Statements

ENDOWMENTS

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

      SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -   Realized gains and
losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The funds do not amortize premiums on securities purchased.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

 It is the trust's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of January 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes for Growth and Income Portfolio aggregated $546,832, of which $3,109,383 related to appreciated securities and $2,562,551 related to depreciated securities. For Bond Portfolio, net unrealized appreciation aggregated $133,836, of which $457,890 related to appreciated securities and $324,054 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1999. The cost of portfolio securities for book and federal income tax purposes was $44,435,689 and $29,651,028 for Growth and Income and Bond Portfolios, respectively, at January 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fees of $115,415 and $73,940 for Growth and Income and Bond Portfolios, respectively, for management services were incurred pursuant to agreements with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreements provide for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million.

  The Investment Advisory and Service Agreements provide for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $23,013 and $44,272 for Growth and Income and Bond Portfolios, respectively, for the six months ended January 31, 1999.

  No fees were paid by the trust to its officers and Trustees.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 Pursuant to the custodian agreement, the funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fees of $554 and $273 for Growth and Income and Bond Portfolios, respectively, were paid by these credits rather than in cash.

As of January 31,1999:
                                           Growth and Income    Bond
                                           Portfolio            Portfolio
Accumulated undistributed
  net realized gain on
  investments                              $ 1,029,689          $     82,961
Paid-in capital                             43,502,593            29,638,083
Purchases and sales of
  investment securities,
  excluding short-term
  securities, during the
  six months ended
  January 31, 1999:
    Purchases                                8,546,776            10,078,196
    Sales                                    9,319,508             8,748,397

Growth and Income Portfolio
                                                Six months
Per-Share Data and Ratios                            ended Year Ended
                                               January 31,   July 31
                                                  1999 (1)       1998      1997      1996      1995     1994
Net Asset Value, Beginning of Period                $12.09    $22.66    $18.61    $18.06    $17.18    $18.43
                                                 --------  --------  --------  --------  --------  --------
 Income From Investment Operations:
  Net investment income                               $.17      $.51      $.56      $.58      $.63      $.65
  Net gains or losses on securities (both
   realized and unrealized)                           $.53     $1.16     $6.04     $1.73     $2.21     ($.16)
                                                 --------  --------  --------  --------  --------  --------
   Total from investment operations                    .70      1.67      6.60      2.31      2.84       .49
                                                 --------  --------  --------  --------  --------  --------
 Less Distributions:
  Dividends (from net investment income)              (.17)     (.57)     (.55)     (.61)     (.61)     (.66)
  Distributions (from capital gains)                    --    (11.67)    (2.00)    (1.15)    (1.35)    (1.08)
                                                 --------  --------  --------  --------  --------  --------
   Total distributions                                (.17)   (12.24)    (2.55)    (1.76)    (1.96)    (1.74)
                                                 --------  --------  --------- --------  --------  --------
Net Asset Value, End of Period                      $12.62    $12.09    $22.66    $18.61    $18.06    $17.18
                                                 =========  ========  ========  ========   =======   =======

Total Return                                     5.89% (2)      9.05%    38.40%    13.22%    18.57%     2.77%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)               $45       $43       $48       $59       $57       $53
 Ratio of expenses to average net assets      0.39% (2)(3)  0.75%(3)      0.74%     0.72%     0.73%     0.73%
 Ratio of net income to average net assets            1.42%     2.69%     2.73%     3.12%     3.70%     3.78%
 Portfolio turnover rate                        24.95% (2)     48.59%    50.69%    38.73%    24.04%    25.58%

Bond Portfolio
Per-Share Data and Ratios                      Six months
                                                    ended             Year   Ended July 31
                                              01/31/1999 (    1998     1997    1996    1995    1994
Net Asset Value, Beginning of Period               $16.93  $17.17   $16.63  $16.82  $16.86  $19.66
                                               ---------- ------------------------------------------
 Income From Investment Operations:
  Net investment income                              $.58   $1.19    $1.21   $1.22   $1.26   $1.32
  Net gains or losses on securities (both
   realized and unrealized)                          $.15   ($.09)    $.52   ($.19)   $.01  ($1.51)
                                               ---------- ------------------------------------------
   Total from investment operations                   .73    1.10     1.73    1.03    1.27    (.19)
                                               ---------- ------------------------------------------
 Less Distributions:
  Dividends (from net investment income)             (.48)  (1.34)   (1.19)  (1.22)  (1.24)  (1.35)
  Distributions (from capital gains)                   --                             (.07)  (1.26)
                                               ---------- ------------------------------------------
   Total distributions                               (.48)  (1.34)   (1.19)  (1.22)  (1.31)  (2.61)
                                               ---------- ------------------------------------------
Net Asset Value, End of Period                     $17.18  $16.93   $17.17  $16.63  $16.82  $16.86
                                               ========== ================ ======= ======= =======

Total Return                                    4.35% (2)    6.70%   10.83%   6.25%   7.97%  (1.44%)

Ratios/Supplemental Data:
 Net assets, end of period (in millions)              $30     $29      $33     $41     $44     $46
 Ratio of expenses to average net assets      0.38% (2,3) 0.75% (30.75% (3)0.75% (3   0.76%   0.77%
 Ratio of net income to average net assets      3.43% (2)    6.87%    7.04%   7.17%   7.52%   6.99%
 Portfolio turnover rate                       31.25% (2)   50.40%   22.18%  54.43%  69.22%  82.12%




(1)  Unaudited
(2) Based on operations for the period shown and, accordingly, not resprsentative of a full year.
(3) Had CRMC not waived management services fees, the fund's expense ratio would have been .53%, 1.08%, 0.85%, and 0.80% for the six months ended
January 31, 1999, and the fiscal years
 ended 1998, 1997, and 1996, respectively.


ENDOWMENTS

BOARD OF TRUSTEES

ROBERT B. EGELSTON
Los Angeles, California
Chairman of the Board of the Trust
Former Chairman of the Board,
The Capital Group Companies, Inc.
213/486-9444

FRANK L. ELLSWORTH, PH.D.
Los Angeles, California
President and Chief Executive Officer of the Trust
Vice President,
Capital Research and Management Company
213/486-9560

STEVEN D. LAVINE, PH.D.
Valencia, California
President, California Institute of the Arts
805/255-1050

PATRICIA A. MCBRIDE
Dallas, Texas
Chief Financial Officer,
Kevin L. McBride, D.D.S., Inc.
214/368-0268

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar
802/658-5674

CHARLES R. REDMOND
Los Angeles, California
Former Chairman, Pfaffinger Foundation;
former President and Chief Executive Officer,
Times Mirror Foundation; former Executive
Vice President and Member of the Management
Committee, The Times Mirror Company
213/237-3977

THOMAS E. TERRY
Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
213/486-9410

ROBERT C. ZIEBARTH
Ketchum, Idaho
Management Consultant, Ziebarth Company
208/725-0535

OTHER OFFICERS

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

ROBERT G. O'DONNELL
San Francisco, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

CLAUDIA P. HUNTINGTON
Los Angeles, California
Vice President of
Endowments Growth and Income Portfolio
Senior Vice President,
Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of Endowments Bond Portfolio
Vice President,
Capital Research and Management Company

PATRICK F. QUAN
San Francisco, California
Secretary of the Trust
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the Trust
Vice President -
Fund Business Management Group,
Capital Research and Management Company

SUSI M. SILVERMAN
Brea, California
Assistant Treasurer of the Trust
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

ENDOWMENTS

OFFICE OF THE TRUST
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

This report is for the information of shareholders of Endowments, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the trust.

For more information about any of the American Funds, please ask your investment professional for a prospectus.

Litho in USA  KK/PL/3962
E1999 Endowments
Lit. No. ENDI-BENDI-013-0399 (NLS)